Solutions to DRIVE Productivity Investor Presentation November 7, 2016 Exhibit 99

Solutions
to DRIVE
Productivity
Safe Harbor Statement & Disclosure
This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and
10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.
Guidance noted in the following slides was effective as of the company’s most recent earnings release and conference call (November 2, 2016). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance.
This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-
Yale’s securities.

Solutions
to DRIVE
Productivity
Hyster-Yale at a Glance
Hyster-Yale Materials Handling, Inc. (NYSE:HY) designs, engineers, manufactures, sells and services a comprehensive line of lift trucks, aftermarket parts and attachments.
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 31.
(2)
Bolzoni’s LTM sales are converted from euros to U.S. dollars based on HY’s average conversion rates for the respective periods.
Key
Metrics
In
millions (except employee data)
LTM 9/30/16
FY 2015
Lift Truck
Nuvera
Bolzoni
Revenue
$2,446.7
$2.3
€138.3
Net Income (loss)
$69.4
$(19.7)
€4.8
EBITDA
(1)
$122.6
$(31.5)
€14.4
ROTCE
(1)
(Net debt basis)
21.5%
n/m
8.3%
Net Debt (Cash) at end of period
$(0.3)
$(2.7)
€28.8
Approximate # of Employees (globally)
5,300
200
800
Q3 2016 Sales by Segment
LTM 9/30/16 Sales by Segment
(2)
Separate lift truck, attachment and hydrogen power solution segments
Americas
64.9%
EMEA
21.8%
JAPIC
7.3%
Bolzoni
5.8%
Nuvera
0.2%
Americas
64.6%
EMEA
23.0%
JAPIC
6.6%
Bolzoni
5.8%
Nuvera
0.0%

Solutions
to DRIVE
Productivity
Hyster-Yale is a Full-Line Lift Truck Supplier…
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal
Combustion Engine
(pneumatic tire)
Electric
CB
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Very Narrow
Aisle Trucks
Order Pickers
Reach Trucks
Internal
Combustion
Engine
ICE CB
Laden Container
Handlers
Big Trucks
Empty Container
Handlers
Forklifts
Reach Stackers
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Warehouse Equipment
Over 260 different truck models available

BOLZONI
NUVERA
BALYO
Integrated Solutions
• Hydrogen fuel cells
• Telematics solutions
• Specialized attachments
• Automation partnerships
Service Lifecycle Management System
Aftermarket Parts Integration
Mobile Work Order Management
Smart Service Suite
TECHNOLOGY SOLUTIONS
DEALER DBS
Mobile Field Apps
• Service event management
• Fleet management
• Mobile diagnostics
Financing
Customer Portal View
• Clean, consolidated view
• Dashboards
• Telematics driven actionable insights / alerts
• Fleet management tracking
• Parts order fulfillment
Lifecyle Business Intelligence
• Product development
• Predictive maintenance (PdM)
• Data analytics

HYSTER-YALE
MATERIALS HANDLING

Solutions
to DRIVE
Productivity
…with a Full Range of Power Options, Attachments and Solutions
Electric Counterbalanced
Rider Trucks
Electric Narrow Aisle Trucks
Electric Hand Trucks
Internal Combustion Engine (cushion tire)
Internal Combustion Engine (pneumatic tire)
CLASS 1, 2 & 3
Lead Acid
Battery
Fuel Cell
Engine
LPG &
Bi-fuel
Diesel Tier 3 /
Stage III
LPG & CNG
Diesel Tier 4 /
Stage IV
Lithium Ion
Battery
CLASS
4 & 5
Power Options
50,000+ assets
under management
Technology Architecture
Solutions
Attachments
Clamps
Multipallets
Rotators
Sideshifters
Fork
Positioners
Push Pulls
Lifting Tables
Forks

Solutions
to DRIVE
Productivity
Five Key Perspectives to Emphasize
Global
market
unit
levels
expected
to
be
relatively
stable
at
a
high
level
for
next
few
years
Current external environment for HY Lift Truck business is challenging
7%
operating
margin
at
properly
balanced
HY
115,000
units
in
this
cycle
remains
HY
Lift
Truck
business
target
Programs
needed
to
achieve
Lift
Truck
business
target
in
place;
timing
of
results
cannot
be
forecast
with
specificity
Recent
acquisitions
reinforce
position
in
Lift
Truck
business
and
speed
achievement
to
targeted
115,000
units

1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
LTM

HYSTER-YALE
MATERIALS HANDLING

Solutions
to DRIVE
Productivity
Lift Truck Industry Overview
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 4.1% long-term CAGR Average Industry Size. Source:  WITS.  Represents order intake.
North America Retail Lift Truck Below Peak Trend
Long-term CAGR (2004 –
2015) = 4.1%
Lift Truck Industry –
Unit Distribution by Class
_____________________
Source: WITS.  LTM 9/30/16 Orders Reports.
ICE = Internal Combustion Engine
Total Industry  = 1,149k
Units
Class 4
ICE
5%
Market Size -
$
_____________________
Source: Internal Company estimates
Market Size -
Units
Class 5
ICE
55%
Class 1
Electric
19%
Class 2
Electric
12%
Class
3
Electric
9%
Estimated Industry Revenue Mix
_____________________
Source: WITS.  LTM 9/30/16 Orders Reports.
Global Lift Truck Industry Breakdown (Units)
Trend            Upper Limit             Lower Limit              NA
_____________________
Source: ITA. Represents order intake.
Europe 35%
China 23%
Americas
24%
Japan 7%
Asia-Pacific 7%
Middle East &
Africa 4%
872
547
794
975
944
1,010
1,094
1,100
1,149
0
300
600
900
1,200
2008
2009
2010
2011
2012
2013
2014
2015
LTM  Q3
2016
Class 1
Electric
18%
Class 2
Electric
11%
Class 3
Electric
34%
Class 4 ICE
3%
Class 5 ICE
34%
-
50,000
100,000
150,000
200,000
250,000
300,000

3 Mo RoC
12 Mo RoC

3 Mo RoC
12 Mo RoC

3 Mo RoC
12 Mo RoC

3 Mo RoC
12 Mo RoC

3 Mo RoC
12 Mo RoC

3 Mo RoC
12 Mo RoC

3 Mo RoC
12 Mo RoC

3 Mo RoC
12 Mo RoC

3 Mo RoC
12 Mo RoC

HYSTER-YALE
MATERIALS HANDLING

Solutions
to DRIVE
Productivity
Japan
Western
Europe
Eastern
Europe
Brazil
North
America
Middle
East &
Africa
Latin
America
(excluding
Brazil)
Asia
(excluding
China &
Japan)
China
( 3 & 12 months rate of change trend)
Global Lift Truck Market Rates of Change
_____________________
Source: WITS. Bookings Reports.

Solutions
to DRIVE
Productivity
Headwinds and Near-Term Challenges Impacting Near-Term Lift Truck Profitability
Key Market Uncertainty
Brazil, Turkey &
South Africa
Currency
Strong U.S. Dollar
Commodity Prices
Fluctuating/Moving Up
Shifting Product Mix
ICE to Electric
Customer Mix
Changing
Investments in Share
Gain Programs
($ in millions)
7% OPERATING PROFIT MARGIN TARGET
2.0%
Gap
3.4%
Gap
Prior Cycle Market
Peak
$57.5
$128.1
$87.6
2.1%
5.0%
3.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$20.0
$45.0
$70.0
$95.0
$120.0
$145.0
2007
2015
LTM 2016

Solutions
to DRIVE
Productivity
Volume of 115,000 Units from HY Factories Required to Achieve 7% Target
8,000
Class 1 and 2
trucks
500
Big Trucks
Additional units to fill each assembly line
33,500
additional units needed to achieve target
Note: 115,000 units does not include volume from
non-HY manufacturing plants
Increasing unit product profit
Decreasing manufacturing
variances
Leveraging relatively stable SG&A
…should increase operating
profits to target levels by:
12,000
Class 3
trucks
13,000
Class 4 and 5 trucks
Developing relationships with new customers takes time
New customers often test and phase in products
New dealers and dealer improvement programs take time
New products take time to reach full acceptance
All projects tracked –
at different stages of maturity
Our
objective
is
to
sell
115,000
HY-plant
units
in
2018,
but
a
more
realistic
timeframe
may
be
2019
-
2020

Solutions
to DRIVE
Productivity
Share Gain Drives Our Economic Engine
Basic Business Areas
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Improve
Warehouse
Position
Enhance
Independent
Distribution
Succeed in
Asia
Enhance Big
Truck Market
Position
Strengthen the Sales and
Marketing Organization
Low Cost of
Ownership
Understand
Customer
Needs
Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives were designed to drive the economic engine by increasing share...
Solutions and
Technology Drivers
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale

Solutions
to DRIVE
Productivity
Core Strategic Initiatives Update
Strategic Objective
Highlights
•
Provide the right product
and solution to meet the
specific needs of different
customers across multiple
industries
•
Special Truck Engineering
•
Application Center success in Trucking,
Paper and Steel industries
•
Modular/scalable designs
•
Automation & Telemetry
•
Market leadership in U.S.: heavy duty
industries e.g. Paper
•
New heart-of-market XT/MX ICE lift truck
•
Multiple powertrains
•
Growing success in trucking industry
Initiative
Understand
Customer Needs
Strategic Objective
Implementation Highlights
•
Deliver lowest cost of
ownership for all of
our customers based
on their specific
application
Initiative
Low Cost of
Ownership
•
Improved fuel / energy consumption
•
Engine to electric conversion
•
25,000 telemetry systems
•
Supplier quality, all-time high
Outcome:  Win in Targeted Major Accounts and Applications
Outcome: Competitive Advantage across Product Segments
Share Growth Strategies
•
Tailored products
•
Best fit solutions
•
Solve application issues
•
Drive best practices
•
Enhance product range
•
Unique innovations
•
Premium, Standard and Utility
products
•
Product fit for application
•
Low cost of ownership
•
Leverage Bolzoni
relationship
•
Fleet management
Share Growth Strategies
•
Reduce life cycle costs
•
Electric & hybrid drivetrains
•
Fleet management
•
Telemetry / Fuel cells
•
Increase service intervals
•
Supply chain / Quality component

Solutions
to DRIVE
Productivity
Core Strategic Initiatives Update
Strategic Objective
Implementation Highlights
•
Develop the
strongest
independent,
exclusive dealer
network
Initiative
Enhance
Independent
Distribution
Strategic Objective
Implementation Highlights
•
Strengthen
penetration of the
growing
warehouse
segment
Initiative
Improve Warehouse
Position
•
Significant strengthening in core US market
•
Growth of dual-brand coverage
•
New dealers appointed in EMEA and Asia
•
Enhanced dealer profitability
•
Excellence programs in all theaters
Outcome:  Best Distribution Channels in the Industry
Outcome: Be a Top Tier Global Competitor in Warehouse
Share Growth Strategies
•
Develop all dealers
•
Appoint / convert successful dealers
•
Expand number of dual-line dealers
•
Enhance dealer value proposition
•
Combine dealer entrepreneurship
with OEM support
Share Growth Strategies
•
Major wins in marquee accounts
•
New products, enhanced selling tools and trained
dealers
•
Adding industry-focused sales people and
Application Center expertise
•
Enhance product ranges
•
Unique innovations
•
Continuous quality improvement
•
Develop stronger direct sales
capabilities
•
Develop dealer resources and
specialization
•
Enhance marketing services and
support
•
Fleet management

Solutions
to DRIVE
Productivity
Core Strategic Initiatives Update
Strategic Objective
Implementation Highlights
Initiative
Succeed in Asia
Strategic Objective
Implementation Highlights
Initiative
Enhance Big Truck
Market Position
•
Expand market
penetration throughout
Asia
•
Increase leading market
position and become vendor
of choice in Big Truck
segment
Outcome: Increase Share and Strengthen Distribution at Accelerated Pace
Outcome: Enhance leading market position in Big Trucks
Share Growth Strategies
Share Growth Strategies
•
New dealers in China
•
Increased China local production
•
Licensees in India
•
Long-term JV in Japan
•
Leveraging Big Truck success
•
Growing success in Korea
•
New UTILEV products launched
•
Organic growth through
development of dealer network
and direct-selling capabilities
•
Development of long-term
strategic partnerships
•
Explore potential bolt-on
acquisitions
•
Development of right products
•
Development of support
infrastructure
•
Leveraging Euro cost position in US
dollar markets
•
Dedicated Customer Experience Center
•
Increased success with large port
operators
•
Successful new product launches
•
Heart-of-market model under
development
•
New products
•
Business unit concept in each
region
•
Global team coordination
•
Focus on industry and
solutions
•
Comprehensive Tier 4 offering

NUVERA
BOLZONI
Speedshield
BALYO

HYSTER-YALE MATERIALS HANDLING

Solutions
to DRIVE
Productivity
Core Strategic Initiatives Update
Strategic Objective
Implementation Highlights
Initiative
Strengthen Sales
and Marketing
Organization
•
Strengthen and align
sales and marketing
organization in all
geographic regions
Outcome: Gain momentum leading to higher unit volumes and enhanced market share
Share Growth Strategies
•
Strengthened and aligned sales
and marketing organization in all
geographic regions
•
Recruited experienced individuals
with deep knowledge of lift truck
business
•
Implemented account
identification and solutions teams
•
Expanded direct selling teams in all
theaters
•
Increased global account focus
•
Greater accountability for results through smaller
sales management areas
•
Leaders provided with new tools and enhanced
reporting capabilities
•
Solutions Organization integrates Engineering and
Special Truck Engineering function with Sales and
improves Technical Sales Support
•
Major focus on account identification and coverage
•
Implementing new sales approach with appropriate
tools to enhance solutions selling skills
Solutions &
Technology Drivers
•
Acquisition of Bolzoni
•
Acquisition of Speedshield distribution (telematics)
•
Development of Nuvera fuel cell engines and hydrogen
generation units
•
Partnership with BALYO (automation)
•
Relationship with Electrovaya (Lithium-Ion)
•
Created innovation team at Portland Development Center
•
Acquire companies or develop
partnerships to increase solutions
offerings
•
Focus on integration and value
proposition
•
Leverage expertise of HY and dealer
sales and service organizations
•
Become a one-stop
materials handling
solutions provider
Outcome: Increase business from existing customers and new customers attracted to HY’s integrated solutions
Strategic Objective
Implementation Highlights
Share Growth Strategies
Initiative

DOE Hydrogen and Fuel Cells Program Record

PRODUCTIVITY
VS
Elevate truck & labor utilization

WORKPLACE
VS
Improve facility health

SUSTAINABILITY
Advance corporate initiatives

SPACE SAVINGS
VS
Realize space savings

ENERGY SUPPLY
VS
Gain control over energy supply

=

TOTAL COST OF OWNERSHIP
LPG
Quick Charge
Battery Change
Fuel Cell
Tools to compare TCO

HYSTER-YALE MATERIALS HANDLING

Solutions
to DRIVE
Productivity
The Hydrogen-Powered Lift Truck Opportunities & Advantages
N. America
electric trucks sold
per year
150,000+
25-50%
Estimated up to
can benefit from
Fuel Cell solutions
Global
650,000+
electric trucks sold
per year
Growing sales pipeline:
•
5,000+ unit opportunities in
sales pipeline
•
More than 1,000 units in final
stages of sales process
•
Strong alignment with HY target
accounts
•
Both existing and new users of
fuel cells
•
Target 35-50% share
Population of Fuel Cell Powered Lift Trucks in
North America
-
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2012
2013
2014
2015
2016
2017
2018
Internal company estimates
DOE reported N. America

Solutions
to DRIVE
Productivity
Nuvera / Hyster-Yale Competitive Advantages
INDUSTRIALIZATION
Demand Flow / Lean Manufacturing
Supply Chain expertise & Quality Management systems
Validation and reliability growth testing
TECHNOLOGY
Patented fuel-cell stack design –
performance & cost
Technology roadmap –
leverage development and volume
Advanced compression and generation technology
COMMERCIALIZATION
Leverage expertise of HY & dealer sales and service organizations
Financially strong OEM ownership
Financing through HYG Financial Services
Simplified transaction –
single supplier
Long-term perspective of HY
ALL-IN FUEL CELL
SOLUTION
Nuvera® Hydrogen Generator (formerly PowerTap®)
Nuvera® Fuel Cell System (formerly PowerEdge®)
Hydrogen Refueling
Orion® Fuel Cell Stack

Solutions
to DRIVE
Productivity
Growth Strategy –
Where Will Fuel Cells Be Used
•
Convert existing fuel cell users
-
Promote the Nuvera benefits vs competition
•
Increase market penetration in
existing lead acid battery users
-
Promote the performance and convenience of
Nuvera
•
Build new markets with existing ICE
truck users
-
High productivity in a clean energy solution
-
Address increasing emission regulations in
certain applications and jurisdictions
Gen1
Battery Box
Replacement
Gen2
Integrated
Fuel Cell
Hybrid
Truck
Approximate Engine Power Requirement [kW]
1-3
3-10
10-20
20-30
30-50
50-150

Solutions
to DRIVE
Productivity
The Nuvera Plan
•
Develop Fuel Cell Power Systems for
electric Class I-III lift trucks
•
Building organization capability
•
HY dealer engagement and demos
•
Nuvera® Fuel Cell System units shipped
mid-2016
•
Efficiency and durability improvements to
Nuvera® Hydrogen Generator
•
Hercules
and Orion
®
2 technology and
product development
•
Financing package through HYG Financial
Services
•
Customers receptive to Hyster-Yale
competitive strengths
•
Value analysis / value engineering
•
Strengthen supply chain
•
Develop synergistic OEM partner
opportunities
•
Nuvera® Fuel Cell Power System proof of
performance
•
Build customer-based industry and
application solutions
•
Launch FC Power Systems for EMEA market
•
Integrated fuel cell engines for full range of
Hyster-Yale products
•
Break-even operating per quarter at target
margins
Phase 1
2016-2017
Phase 3
2020 +
Phase 2
2018 –
2019
•
Nuvera leading supplier of hydrogen power
systems for lift trucks
•
Significant integration of component
assembly into Hyster-Yale plants
•
Economies of scale and vertical integration
drive significant cost reductions
•
Supply family of broad Orion
®
2 based
hydrogen engines for broad range of
industries
•
Range of hydrogen generators
•
Fully commercialized electrochemical
compressor for use in multiple hydrogen
applications
•
Profitability at/above HY target economics
TM

Growth of Attachment Business in Americas

- Leveraging HY strength in core industries

Component resourcing and purchasing leverage

- Reduce purchase price of core components
- HY leverage of available Bolzoni manufacturing capacity

Bolzoni as global supplier of forks & basic attachments to HY globally

- Convert business from other suppliers to Bolzoni

HYSTER-YALE MATERIALS HANDLING

Solutions
to DRIVE
Productivity
Bolzoni
Bolzoni
is one of the worldwide leading manufacturers of lift truck
attachments, forks and lift tables with an extensive product range
2015 Sales by Region
•
Managed as separate business segment
•
Separation to maintain OEM information integrity
Q3 2016 CUSTOMER MIX
Lift Truck Manufacturers –
OEM
Dealers of Lift Trucks & Material
Handling
MARKET –
INDUSTRIES
Logistics                                  Automotive
Food & Beverage                 Pulp & Paper
Appliances & Electronics    Other Material Handling
Synergy Opportunities
Europe
70.2%
North
America
17.1%
Rest of
World
12.7%
32%
68%
0%
0%

Solutions
to DRIVE
Productivity
Strategy Roadmap for Share Gain Through New Account Acquisition
Facilitating Structures
•
Account Identification teams
in each region
•
New CRM/CPQ global tool
•
Application Centers
•
Industry Strategies /
Application Guides
•
New STE (Special Truck
Engineering) for rapid
product customization
Industry / Customer Focus
•
Industry Cluster identification
•
Customers by Cluster identification (80/20 rule)
•
Targeted messaging
•
Disciplined contact management
•
Established base position and grow penetration over time
One by
One
Customer
Focus
Share Gain Drivers
Industry
Focus
Geographic
Focus
Products &
Solutions
Focus

BOLZONI
The Material Handling Group

UTILEV
THE UTILITY LIFT TRUCK

TIL Tractors India

GROWTH

BALYO

WELLS FARGO FINANCIAL

NUVERA

speedshield technologies

HYSTER-YALE
MATERIALS HANDLING

HY Path for Future Growth Includes Other Important Elements…
Through Core Lift Truck
Business Share Gain
Through
Acquisition
Through
Partnership
Through Investment
in New Technologies
Solutions
to DRIVE
Productivity

Solutions
to DRIVE
Productivity
HY Lift Truck Incremental Volume Leverage & Target Economics
Incremental Units Produced
+5,000 Trucks
Sales
$158m
Gross Profit
$32m
Operating
Expenses
$10m
Operating Profit
$22m
Incremental Operating
Profit %
14.2%
As we make progress toward the 115,000 unit production
levels, HY Lift Truck will generate significant incremental
operating profit contribution…
Lift Trucks Sold
124,000
Lift Trucks Produced in HY plants
115,000
Revenues
$3,590
Gross Profit
$640
Operating Expenses
$390
Operating Profit
$250
Operating Margin
7.0%
Target is to move from significant loss to break even
in a 2018 quarter then on towards significant
profitability in the long term
Nuvera
Expect to exceed 7% operating profit target as
programs mature
Bolzoni
Importance of volume growth to reaching target

Solutions
to DRIVE
Productivity
2016 Third Quarter Highlights
LIFT TRUCK
•
Revenues down from lower shipments, primarily in
Americas and EMEA, and deal-specific pricing,
specifically in Americas
•
Bookings and backlog up substantially from Q3 2015
•
Operating profit declines due to lower revenues,
unfavorable foreign currency movements, primarily in
EMEA and higher SG&A, partly offset by material cost
deflation
2016 Third Quarter Highlights
2016 Third Quarter
LTM 9/30/16
Consolidated Revenue
$629.3
100.0%
$2,524.1
100.0%
Lift Truck Operating Profit
20.5
3.3%
87.6
3.5%
Bolzoni
Operating Profit
(2.5)
(0.4)%
(1.8)
(0.1)%
Nuvera Operating
Loss
(12.6)
(2.0)%
(33.1)
(1.3)%
Consolidated
Operating Profit
5.4
0.9%
52.7
2.1%
Consolidated
Net Income
12.3
2.0%
47.8
1.9%
EBITDA
$19.9
3.2%
$96.0
3.8%
($ in millions)
BOLZONI
•
Incremental revenues of $36.2 million
•
Current operating loss has $2.6m of out-of-period purchase acctg.
adjustments and $1.7m of amortization on acquired assets
NUVERA
•
Installed first commercial units and reported revenue of $1.4m
•
Significant unfavorable inventory adjustments caused by higher initial costs of prototype and early production components at low volumes compared with expected selling prices

Solutions
to DRIVE
Productivity
2016 and 2017 Earnings Perspective
LIFT TRUCK
Q4 2016:
•
Expected increase in unit and parts revenues
•
Expected decrease in operating profit as
revenue increase offset by lower product
pricing and higher operating expenses
•
Decrease in net income, after excluding 2015
$7.5m unfavorable tax adjustment
FY 2017:
•
Lift truck markets comparable to 2016
•
Anticipated share gains expected to result in
increase in unit and parts revenues and
operating profit
•
Net income expected to decrease modestly
from higher effective tax rate and absence of
tax benefits
NUVERA
Q4 2016:
•
Units shipments and revenues expected to increase modestly
•
Higher operating costs from production ramp up and transition to commercialization
FY 2017:
•
Revenues increase significantly over 2016
•
Focus on reducing manufacturing costs per unit, so moderately lower net loss than
2016, including significant inventory adjustments in H1 2017
BOLZONI
Q4 2016:
•
Revenues comparable to €36.2 reported in Q4 2015
•
Operating profit and net income slightly higher than Q3 2016 and accretive
FY 2017:
•
Implementation of anticipated cost reduction and sale enhancement programs expected to generate gradual growth in revenues, operating profit and net income
•
Quarterly income gradually increasing as operating leverage gained

[1] Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2014, 2015 and 2016

HYSTER-YALE MATERIALS HANDLING

Solutions
to DRIVE
Productivity
Hyster-Yale Use of Cash Priorities
Return Cash to Stockholders
Investments in Adjacent or Complementary
Businesses
Investments in Hydrogen Power Business
Investments in Share Gain Programs
Investments in Core Lift Truck Business
Strategic initiatives to accelerate growth or
enhance margins
Acquisitions of technologies and other
forklift-related businesses, including Bolzoni
Investments to commercialize Nuvera’s
technology
2014
2015
2016
Annual Dividends
(1)
$17.8m
$1.10/share
$18.4m
$1.14/share
$14.3m YTD
$1.18/share
2012 to 2014
Share Buyback
$49.8m  /   694,653 shares of Class A common stock

Solutions
to DRIVE
Productivity
by selling and
producing
115,000
HY-plant trucks
In Summary, Over the Next Few Years….
Get to
approximately
$3.6 billion
HY Lift Truck
segment
revenue
irrespective of
industry size
to
Fill existing
assembly
line
capacity
through
Significant
share
growth
Which leverages
Technology
accelerators and
business
acquisitions

Solutions
to DRIVE
Productivity
Valuation Approach Needs to Vary By Business

Lift Truck and Attachment Businesses
Lift Truck and Attachment Businesses
Hydrogen Power Business
Hydrogen Power Business
•
Board Oversight as Separate Businesses
•
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Market Leading Products and Position
Mature Cyclical Industry
Value using Traditional Valuation Model of
EBITDA Multiple on a Net Debt Basis
Multiple should reflect ROIC levels and
growth prospects
Developing / Technology Industry
Distinct Technology / Patents in Fuel Cell
and Hydrogen Generation
Operating Cash Invested in New Product
Commercialization / Ramp Up
Value as Venture Business with Developed
Technology

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

HYSTER-YALE MATERIALS HANDLING

Solutions
to DRIVE
Productivity
A Solid Investment Option

HYSTER-YALE
HYSTER-YALE
Strong Balance
Sheet
Cash Generation &
Commitment to
Shareholder Return
Investment & Growth in
Game Changing
Technologies
Leading Products &
Market Position
Strategies to Gain Share
in all Segments &
Markets
Customer Focused &
Solutions Oriented
Strong Return
on Capital

Solutions to DRIVE Productivity Appendix Appendix

Solutions
to DRIVE
Productivity
Non-GAAP Disclosure
Adjusted
Lift
Truck
Business
Operating
Profit,
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
Adjusted
Lift
Truck
Business
Operating
Profit
is
defined
as
Lift
Truck
Operating
Profit,
as
reported,
adjusted
for
the
pre-tax
effect
of
the
$17.7
million
gain
on
sale
from
the
Brazil
land
and
facility
in
2014;
EBITDA
is
defined
as
income
(loss)
before
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Return
on
total
capital
employed
(“ROTCE”)
is
defined
as
net
income
(loss)
before
interest
expense,
after
tax,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.

Solutions
to DRIVE
Productivity
Non-GAAP Reconciliation
_____________________
($ in millions)
Year Ended December 31
Qtr.
Consolidated
2012
2013
2014
2015
9/30/2016
9/30/2016
Reconciliation of EBITDA
Net income attributable to stockholders
$        98.0
$      110.0
$      109.8
$        74.7
12.3
$
$        47.8
Noncontrolling interest income (loss)
             0.1
             0.2
             0.4
             0.4
(0.3)

            (0.3)
Income tax provision (benefit)
             7.0
           17.2
           39.9
           29.4
5.1

             9.1
Interest expense
           12.4
             9.0
             3.9
             4.7
1.9

             6.1
Interest income
            (1.5)
            (1.8)
            (1.1)
            (1.5)
(0.5)

            (2.2)
Depreciation and amortization expense
           28.0
           30.2
           29.7
           28.9
11.6

           35.5
EBITDA
$      144.0
$      164.8
$      182.6
$      136.6
19.9
$
$        96.0
Trailing 12
Months
($ in millions)
Year Ended December 31
Qtr.
Lift Truck
2012
2013
2014
2015
9/30/2016
9/30/2016
Reconciliation of EBITDA
Net income attributable to stockholders
$        98.0
$      110.0
$      111.2
$        89.3
21.9
$
$        69.4
Noncontrolling interest income (loss)
             0.1
             0.2
             0.4
             0.4
(0.1)

            (0.2)
Income tax provision
             7.0
           17.2
           40.7
           39.4
0.4

           22.9
Interest expense
           12.4
             9.0
             3.9
             4.7
2.4

             6.2
Interest income
            (1.5)
            (1.8)
            (1.1)
            (1.5)
(1.2)

            (2.9)
Depreciation and amortization expense
           28.0
           30.2
           29.6
           27.3
7.3

           27.2
EBITDA
$      144.0
$      164.8
$      184.7
$      159.6
30.7
$
$      122.6
Trailing 12
Months
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions
to DRIVE
Productivity
Non-GAAP Reconciliation (continued)
_____________________
($ in millions)
Qtr.
Nuvera
2014
2015
9/30/2016
9/30/2016
Reconciliation of EBITDA
Net loss attributable to stockholders
$         (1.4)
$       (14.6)
(7.9)
$
$       (19.7)
Noncontrolling interest income
               -
                -
-

-

Income tax benefit
            (0.8)
          (10.0)
(5.0)

          (13.4)
Interest expense
                -
                -
-

-

Interest income
                -
                -
-

-

Depreciation and amortization expense
             0.1
             1.6
0.5

             1.6
EBITDA
$         (2.1)
$       (23.0)
(12.1)
$
$       (31.5)
Trailing 12
Months
Year Ended December 31
Qtr.
Bolzoni
(1)
2015
(2)
9/30/2016
Reconciliation of EBITDA
(€ in millions)
($ in millions)
Net income attributable to stockholders
€         4.9
(2.0)
$
Noncontrolling interest income
                  0.1
(0.2)

Income tax provision
                  2.1
(0.5)

Interest expense
                  1.7
0.2

Interest income
                (0.3)
-

Depreciation and amortization expense
                  5.8
3.8

Other
                  0.2
-

EBITDA
€         14.4
1.3
$
Year Ended
December 31
(1)
Bolzoni
2015 results shown in euros.
Information for 2015 is based on historical pre-acquisition
IFRS financial statements.
Information for Q3 2016 is based on post-acquisition U.S. GAAP financial statements.
(2)
Bolzoni YTD 12/31/2015 EBITDA: defined as the difference between sales revenue and costs related to consumption of materials, services, labor and to the net balance of operating income/charges. It represents the margin achieved before depreciation, financial results and tax.
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions
to DRIVE
Productivity
Non-GAAP Reconciliation (continued)
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
(1) Bolzoni results shown in euros. Information for 2015 is based on historical pre-acquisition IFRS financial statements.
Reconciliation of Return on Total Capital Employed (ROTCE)
Consolidated
Lift Truck
Nuvera
Bolzoni
(1)
LTM 9/30/16
LTM 9/30/16
LTM 9/30/16
2015
($ in millions)
(€
in millions)
Average Stockholders' Equity (Deficit) (9/30/16, 6/30/16, 3/31/16, 12/31/15 and 9/30/15)
$482.1
$385.3
$(2.4)
€39.3
Average Debt (9/30/16, 6/30/16, 3/31/16, 12/31/15 and 9/30/15)
93.3
53.1
9.4
40.2
Average Cash (9/30/16, 6/30/16, 3/31/16, 12/31/15 and 9/30/15)
(108.9)
(105.8)
(0.2)
(7.7)
Average capital employed
$466.5
$332.6
$6.8
€71.8
Net income (loss)
$47.8
$69.4
$(19.7)
€4.9
Plus: Interest expense, net
3.9
3.3
-
1.7
Less: Income taxes on interest expense, net at 38%
(1.5)
(1.3)
-
(0.6)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax
$50.2
$71.4
$(19.7)
€6.0
Actual return on capital employed percentage
10.8%
21.5%
n/m
8.3%

Solutions
to DRIVE
Productivity
Cash Flow before Financing Calculation
Consolidated
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
2011
2012
2013
2014
2015
9/30/2016
9/30/2016
Reconciliation of Cash Flow before Financing
Net cash provided by operating
activities
$54.6
$128.7
$152.9
$100.0
$89.4
$45.8
$81.0
Net cash used for investing activities
(15.9)
(19.5)
(26.1)
(44.4)
(31.3)
(10.3)
(140.8)
Cash Flow before Financing
$38.7
$109.2
$126.8
$55.6
$58.1
$35.5
$(59.8)
.

Solutions to DRIVE Productivity Supplemental Information Appendix

HYSTER-YALE
GROUP

HYSTER Yale UTILEV® THE UTILITY LIFT TRUCK™ NUVERA®

HYSTER-YALE
MATERIALS HANDLING

Solutions
to DRIVE
Productivity
The History of Hyster-Yale and its brands
Hyster founded in Portland, Oregon as the Willamette Ersted Company
1929
1944
Company name officially changed to Hyster Company
1875
Yale Lock Mfg. broadens its scope into materials handling
1963
Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division
1971
Yale forges a partnership with Sumitomo Ltd
1989
1989
Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)
2012
2012
1985
Yale acquired by NACCO Industries
1989
Hyster acquired by NACCO Industries
Hyster-Yale formed as independent public company following spin-off by NACCO
2011
2011
NMHG introduces the UTILEV lift truck for the utility segment of the market
2014
2014
NMHG, HY’s operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market
2016
2016
2016
2016
NMHG renamed Hyster-Yale Group
HY completed acquisition of 100% of Bolzoni
S.p.A.

Solutions
to DRIVE
Productivity
Hyster-Yale’s Global Footprint
Ramos Arizpé, Mexico
Fabrication Manufacture
Sulligent, Alabama
Component Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture;
Warehouse Development Center
Cleveland, Ohio
Corporate
Headquarters
Danville, Illinois
Parts Distribution Center
Charlotte, North Carolina
Experience Center
Barueri, Brazil
Brazil Marketing and
Administration Center
Itu, Brazil
Lift Truck Manufacture;
Parts Distribution Center
Craigavon, N. Ireland
Lift Truck Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development
Center; Parts Distribution Center
Masate, Italy
Lift Truck Manufacture
Shanghai, China (JV)
Lift Truck Manufacture;
Parts Distribution; China
Marketing and
Administration Center
Obu, Japan (JV)
Lift Truck Manufacture;
Parts Distribution
Cavite, Philippines (JV)
Fabrication Manufacture
Irvine, Scotland
European Administration Center
Hanoi, Vietnam (JV)
Component Manufacture
Sydney, Australia
Division Headquarters;
Parts Distribution
Pune, India
Engineering, Supply Chain
and Marketing Center
Frimley, UK
Division Headquarters;
Engineering Concept Center
Kuala Lumpur, Malaysia
Asia Support Office
Hefei, China
Supply Chain
Center
Fairview, Oregon
Counterbalanced
Development Center;
Administration Center
San Donato, Italy
Hydrogen Products
Research and Development
Billerica, Massachusetts
Hydrogen Products
Headquarters; Hydrogen
Products Research and
Development; Hydrogen
Products Manufacture
Homewood, Illinois
Attachment Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment,
Lift Table and Fork Manufacture
Järvenpää, Finland
Attachment
Manufacture
Salzgitter, Germany
Attachment Manufacture
Wuxi, China
Attachment Manufacture
Hebei, China
Fork Manufacture
Pointe-Claire,
Canada
Commercial
Subsidiary
Prestons, Australia
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Montcarda/Reixac, Spain
Commercial Subsidiary
Forbach, France
Commercial Subsidiary
Prato, Italy
Commercial Subsidiary
Lublin, Poland
Commercial Subsidiary
Moscow, Russia
Commercial
Subsidiary
Korschenbroich,
Germany
Commercial Subsidiary
Gävle, Sweden
Commercial
Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Lift Truck Business locations
Nuvera  Business locations
Bolzoni Business locations
Global Headquarters
LEGEND:
Tyler, Texas
HY Telematics

'04 – '15: 2.1% CAGR

HYSTER-YALE MATERIALS HANDLING

Solutions
to DRIVE
Productivity
Historical Consolidated Revenue
($ in millions)
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$2,578
$2,524
$0
$1,000
$2,000
$3,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM
2016

Solutions
to DRIVE
Productivity
_____________________
(1)
Lift Truck Segment Operating Profit, as reported
(2)
Adjusted Lift Truck Segment Operating Profit, which excludes a $17.7 million pre-tax gain on the sale of the Brazil land and facility, is a non-GAAP measure and should not be considered in isolation or as a substitute for the
GAAP measure. Management believes that this measure assists the investor in understanding the results of operations. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the
Appendix starting on page 31.
($ in millions)
3.4% Gap
Closure
Prior Cycle Market Peak
Mid-Cycle Market
Lift Truck Business Operating Profit Trends and % of Sales
7% TARGET
$57.5
$111.7
$134.4
$133.3
$128.1
$87.6
2.1%
4.5%
5.0%
4.8%
5.0%
3.6%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
2007
2012
2013
2014
2015
LTM 2016
$151.0
(1)
(2)
5.5%

Solutions
to DRIVE
Productivity
Lift Truck Business Target Economics Goal and Gap to Target
Achieve 7%
operating profit
margin
target at
mid-cycle
Target
Economics gap
closure can be
achieved with
unit volume…
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 9/30/16 Gap to Target Economics
Actual Lift Truck Operating Profit Margin %
3.6%
Margin
Variances
(0.1%)
Unit margin
(0.0%)
Parts/other
(0.1%)
Volume
Variances
3.5%
Manufacturing
variances/other
1.2%
Operating Expenses
2.3%
Lift Truck Operating Profit Margin % Gap
3.4%
Lift Truck Operating Profit Margin % Target
7.0%

Lift Truck Overview and Sources of Revenue
2015 Worldwide Sales by Product
_____________________
(1)
Represents Hyster-Yale North American unit shipments by industry.
(2)
Includes Big Truck sales that represent 12.3% of total sales.
A leading global lift truck manufacturer in terms of units sold
2015 Retail Shipments by End Market
(1)
#3
Globally in 2015
Large installed base
that drives parts sales
Over 830,000 units worldwide
HY sales of 86,900 units
in 2015
81,500
units
sold
-
produced
in
HY
plants
5,400
units
sold
–
produced
by
JV
or
other third parties
Additional >4,700 units
sold
in Japan in 2015
Direct sales by JV partner
Internal
Combustion
Engine Units
(2)
52%
Electric Units
30%
Parts
13%
Other
5%
Manufacturing
23%
Wholesale
Distribution
13%
Food & Beverage
12%
Rental
9%
Home Centers/
Retail
18%
Freight & Logistics
11%
Paper
5%
Other
9%

Solutions
to DRIVE
Productivity

Solutions
to DRIVE
Productivity
Lift Truck Industry Overview
Growth Rates by Region Year over Year
(Units)
Americas
Q4 15
Q1 16
Q2 16
Q3 16
(5.0%)
(3.7%)
(1.6%)
9.7%
EMEA
Q4 15
Q1 16
Q2 16
Q3 16
9.6%
9.5%
10.6%
12.7%
JAPIC
Q4 15
Q1 16
Q2 16
Q3 16
(8.8%)
2.4%
(4.0%)
16.0%
World
Q4 15
Q1 16
Q2 16
Q3 16
(1.2%)
3.7%
1.7%
13.2%

Solutions
to DRIVE
Productivity

Industry Units by Geography
Lift Truck Unit Class Shipments
_____________________
Source: Company: LTM 9/30/16 Units Shipped
Note:  Units sold direct by SN JV are not included
HY Lift Truck Units Sold by Geography
_____________________
Source: WITS.  LTM 9/30/16 Orders Reports.
_____________________
Source: WITS.  LTM 9/30/16 Orders Reports.
ICE = Internal Combustion Engine
_____________________
Source: Company: LTM 9/30/16 Units Shipped
Note:  Units sold direct by SN JV are not included
ICE = Internal Combustion Engine
Industry Units by Class
HY Lift Truck Units by Class
_____________________
Source: Internal Company estimates
Estimated
Industry
Revenue Mix
Industry Unit Revenue by Class
HY Lift Truck Unit Revenue by Class
_____________________
Source: Company: LTM 9/30/16 Unit Revenues
Europe
35%
China
23%
Americas
24%
Japan 7%
Asia-
Pacific
7%
Middle
East &
Africa 4%
Americas
65%
EMEA
28%
Asia-
Pacific/
Japan
4%
China 3%
Class 1
Electric
19%
Class 2
Electric
12%
Class 3
Electric 9%
Class 4 ICE
5%
Class 5 ICE
55%
Class 1
Electric
18%
Class 2
Electric
11%
Class 3
Electric
34%
Class 4
ICE
3%
Class 5
ICE
34%
Class 1
Electric
20%
Class 2
Electric
9%
Class 3
Electric
31%
Class 4
ICE
11%
Class 5
ICE
29%
Class 1
Electric
20%
Class 2
Electric
9%
Class 3
Electric
7%
Class 4 ICE
15%
Class 5 ICE
49%

Solutions
to DRIVE
Productivity

Shift in Market Balance from ICE to Electric
Today
2016
_____________________
Source: WITS. Orders Reports.
ICE = Internal Combustion Engine
DRIVERS:
•
Customer shift
•
Growth of warehousing and logistics
•
Environmental, health and safety
•
Evolving technologies
Previous Peak
2007
Class 1
Electric
18%
Class 2
Electric
11%
Class 3
Electric
34%
Class 4 ICE
3%
Class 5 ICE
34%
Class 1
Electric
18%
Class 2
Electric
10%
Class 3
Electric
27%
Class 4 ICE
3%
Class 5 ICE
42%

Solutions
to DRIVE
Productivity

Distribution Channel Strength and Diverse Customer Base
Blue Chip Customer Base
Approximately
1,100
global dealer
locations
More than
2,800
application
consultants
Over 11,500
service
technicians
National Accounts Profile
Independent Dealer Network
•
Focused on strategic customers with centralized
purchasing and geographically dispersed
operations across dealer territories
•
Fleet Management Program provides customers
with value-added services that include service,
aftermarket parts and comprehensive
management of materials handling needs
•
Two brand network strategy optimizes local
presence and customer reach
•
Key differentiating factors:
•
Long-term relationships with dealers
•
Territorial exclusivity encourages strong,
long-term relationships with customers
•
Brand exclusivity ensures dealers’ selling
efforts focused on Hyster-Yale products
National
Accounts
16%
Independent
Dealers
84%
2015 Distribution Mix

Solutions
to DRIVE
Productivity

Solutions
to DRIVE
Productivity
Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder value
Return on Capital
Employed and Market
Share Increase focus

Solutions
to DRIVE
Productivity
–
Understand Customer Needs
–
Low Cost of Ownership
–
Growth in Warehouse
–
Growth in Big Truck Business
–
Succeed in Asia
–
Strengthen Sales and Marketing
–
Enhance Independent Distribution
–
Solutions and Technology Drivers
Core Strategies for Achieving Target are in Place

growing business
changing behaviour
developing people

HYSTER-YALE MATERIALS HANDLING

Solutions
to DRIVE
Productivity
People
Development
Automation
Modularization
Telemetry
Hyster-Yale Focus
HY
Core Product
Development
Customized
Solutions
Manufacture in
Market of Sale
Alternative
Power
Fleet
Management
Understand Needs
of Customers
Low Cost of
Ownership

Solutions
to DRIVE
Productivity
Product Philosophy
•
Full product line
•
Segmented solutions
•
Scalable modular platforms
•
Leverage core assets
•
Technology partners
•
Fit for market and application
•
Reliability and durability
•
Energy efficiency
•
Operator productivity
•
Support growth
initiatives
•
Fill the factories
•
Differentiation
•
Innovation
Guiding Product
Philosophy
Guiding Product
Philosophy
Key Product Attributes
Key Product Attributes
Product Portfolio Focus
Product Portfolio Focus

Solutions
to DRIVE
Productivity
Our Investment in R&D
Full Product Line*
Lift Truck R&D Investment
* Full Product Line –
Class 1 through Class 5, including Big Truck
$61
$68
$69
$71
$69
2011
2012
2013
2014
2015
2.4%
2.8%
2.6%
2.6%
2.7%
% of Revenue
$ in millions
COMPETITORS
FULL
MIN

Solutions
to DRIVE
Productivity
Segmentation –
Expanding Standard Range
Cost
Cost competitive
(Targeting a 2-year Payback for Premium)
Positioning right
(Among Ours, Across Competition)
Global designs -
localized
(Manufactured in Key Regions)
Critical Success Factors
Utility
Standard
Premium

Solutions
to DRIVE
Productivity
Cost of Operation / Hour
*Typical truck cost/hour for 5,000lb North American applications
Operator
69%
Fuel
11%
Service&
Repair
11%
Lease
9%
Typical Truck Cost/Hour
*
Factors Impacting Low Cost of Ownership
Lease
Fuel
Productivity
Ergonomics/
fatigue
Auto functions
Automated
trucks
Energy usage
Alternative
powertrains
ICE to ER
Mode control
Cost/hour
Fleet
Management
Extended
Warranty
Telematics
Operator
Service &
Repair
Fleet
optimization
Price
management
Cost control
Residuals

Solutions
to DRIVE
Productivity
Modularization
…resulting in 40% reduction in
truck system complexity
Modularization reduces number of components in future …
Side-stance
Small 14*, 16
Large 16, 18, 21
Retail 14, 16
14 chassis
variations
New chassis
New chassis
Modular design with common
interfaces -
4 variations
Fore/aft -
stance
Small 14, 16
Large 16, 18, 21
Retail 14, 16
*Battery box size in inches

Customer Data
CAN Data Over Wi-Fi
Local PC Service Tool
TRD Servers
Hyster Tracker
Yale Vision
Service
Telemetry

HYSTER-YALE MATERIALS HANDLING

Solutions
to DRIVE
Productivity
Areas of Focus
Telematics
•
Internet of things
•
Asset management
•
Fleet and truck data
•
Use of telematics
•
Partnered approach
Balyo, Seegrid
•
Camera and laser-
based systems
•
Focus on integration
and value proposition
Automation
Alternative Power
Lead acid
Lithium-ion
Fuel cell
Diesel
LPG
Lithium-ion
Fuel cell
Battery Box
Solutions
Integrated
solutions

Capturing More Lifecycle Value
Truck
Truck
Hyster-Yale
Maint
Maint
HY/Dealer
Energy
Energy
Utility Company
Fuel
(Nuvera®
Hydrogen
Generator)
Fuel
(Nuvera®
Hydrogen
Generator)
Energy
Energy
Utility Company
Nuvera/Dealer
Nuvera®
Fuel Cell
System
Nuvera®
Fuel Cell
System
Nuvera
Maint
Maint
HY/Dealer
Truck
Truck
Hyster-Yale
Lead Acid Battery*
Nuvera® Fuel Cell System Solution*
*Representative Total Cost of Operation based on NREL 2013 report
Batteries &
Charger
Batteries &
Charger
Battery Supplier
Eligible for
30% US Tax
Credit
(1)
Eligible for
30% US Tax
Credit
(1)
_____________________
(1)
Currently
set to expire on 1/1/17
Batteries
$18-20k lifetime
spend ($12k for
3 batteries / $6-
8k for 1 charger)

Solutions
to DRIVE
Productivity

Solutions
to DRIVE
Productivity
Power Electronics
Hybrid Power
System
Stack Sub-System
Engine Components
Hydrogen Storage
Thermal Management
Key Components Inside a Fuel Cell Engine
Fuel Cell Engine
Enclosure and Counterweight

Typical Truck Voltage
NUVERA
NUVERA
NUVERA
NUVERA

HYSTER-YALE
MATERIALS HANDLING

Solutions
to DRIVE
Productivity
Developing Our Product Range
Approximate Engine Power Requirement [kW]
24V
36V
48V
1-3
3-10
10-20
Product available in all electric truck classes
Minor modifications to
address >70% of market

Solutions
to DRIVE
Productivity
Technology and Product Roadmaps
Advanced Technologies
Fuel Cell Engines
•
Enhanced lift truck functionality
•
Integrated engines across multiple OEMs
Product Roadmap -
New Markets
Next Generation Fuel Cells
•
Improved power density
•
Fuel efficiency
•
Lower cost
Hydrogen Generator
•
Higher capacity
•
Longer life
•
Improved efficiency
Automotive Refueling
•
Higher capacity hydrogen generator
•
Ultra-high compression
•
Standard fueling station layout
Compression Technology
•
Improved reliability
•
Smaller footprint
•
Quiet and efficient

BOLZONI
The Material Handling Group

BOLZONI AURAMO

MEYER
seit 1953 Made in QUALITY

HYSTER-YALE
MATERIALS HANDLING

Solutions
to DRIVE
Productivity
Bolzoni’s Brands
BOLZONI
Founded
in
Italy
in
1945,
focus
on
lift
truck
attachments,
forks
and
lift
tables.
A
leading
market
position
through
the
development
of
a
worldwide
network
of
subsidiaries
and
dealers,
as
well
as
strategic
acquisitions.
AURAMO
Founded
in
Finland
in
1947,
focus
on
paper
roll
clamps,
bale
clamps
and
other
specialized
handling
attachments.
The
worldwide
recognized
paper
handling
specialist.
AURAMO
was
acquired
by
BOLZONI
Group
in
2001.
MEYER
Founded
in
Germany
in
1953,
focus
on
a
wide
range
of
lift
truck
attachment
industry.
The
worldwide
recognized
multiple
pallet
handler
inventor.
MEYER
was
acquired
by
BOLZONI
Group
in
2006.

Solutions
to DRIVE
Productivity
Relationship and Approach with HY Lift Trucks
Stand-Alone Supplier
Preferred supplier to HY
Arms-length sales
Commercial confidentiality
Key supplier partner
Purchasing leverage
Broader market access
Part of Hyster-Yale

Solutions
to DRIVE
Productivity
2015 Bolzoni
Revenue by Product Line
* Other Revenues: Rental business and Customer care
€
138,3 M
Other Revenues*
€
5,6 M
4%
Forks
€
13,7 M
10%
Lift Table
€
7,7 M
6%
Attachments
€
111,3 M
80%

Solutions
to DRIVE
Productivity
•
Able to meet customers needs globally
•
Global economies of scale
•
Young/ fresh product line
•
Broad array of power options,
including hydrogen
•
Broad range of attachments
•
Source of aftermarket profitability
•
Barrier to entry
Global
Full Product Line
Field Population
Dealer Relationships
•
Independent distribution model
•
Exclusive distribution
•
Combine OEM excellence with entrepreneurial
distribution focused on customer
•
Long-term relationships
•
Able to meet most needs
•
National Account programs
Customer Relationships
•
High performance metrics
•
Large fleet program
Aftermarket Support
Employee Relationships
•
Engaged workforce
•
Experienced leadership
•
Equal treatment
Our Competitive Advantages